SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): 03/28/02


                GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.,
            (as issuer under the Indenture dated as of March 1, 2002,
              which issued Receivable-Backed Notes, Series 2002-1)


                 GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.
   ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    333-70892                    42-1525285
-----------------------        --------------------      ----------------------
    (State of other                (Commission                 (IRS Employer
    jurisdiction of                File Number)             Identification No.)
     incorporation)



 625 First Street SE, Suite 601                                 52401
  Cedar Rapids, Iowa                                          ----------
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (319) 366-7577


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ITEM 5. OTHER EVENTS

     On March 28, 2002, (the "Closing Date"), a single series of Notes, entitled GreatAmerica Leasing Receivables 2002-1, L.L.C., Receivable-Backed Notes, 2002-1 were issued pursuant to an Indenture (the "Indenture") dated as of March 1, 2002, attached hereto as Exhibit 4.1, among GreatAmerica Leasing Receivables 2002-1, L.L.C. as the Issuer (the "Registrant") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"). The Notes consist of seven classes identified as the "Class A-1 Notes", the "Class A-2 Notes", the "Class A-3 Notes", the "Class A-4 Notes", the "Class B Notes", the "Class C Notes", and the "Class D Notes" (collectively, the "Notes").

     The Class A-1, Class A-2, Class A-3, Class A-4 and Class B Notes were publicly offered, as described in a Prospectus, dated March 22, 2002, previously filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(4).

     The Notes are secured by certain assets (the "Conveyed Assets") consisting primarily of true leases and finance leases and the payments made in connection therewith on or after a specified cutoff date. The Registrant purchased the Conveyed Assets from GreatAmerica Leasing Corporation (the "Originator") pursuant to a Transfer and Servicing Agreement (the "Transfer and Servicing Agreement") dated as of March 1, 2002, attached hereto as Exhibit 4.2, among the Registrant, the Originator and the Indenture Trustee.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               4.1 The Indenture, dated as of March 1, 2002 by and among GreatAmerica Leasing Receivables 2002-1, L.L.C. as the Issuer and JPMorgan Chase Bank, as Indenture Trustee.

               4.2 The Transfer and Servicing Agreement, dated as of March 1, 2002, by and among GreatAmerica Leasing Corporation, as Originator and as Servicer, GreatAmerica Leasing Receivables 2002-1, L.L.C., as Issuer, and JPMorgan Chase Bank as Indenture Trustee.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GREATAMERICA LEASING RECEIVABLES
                                          2002-1, L.L.C.



Date:  April 5, 2002                    By: /s/Stanley M. Herkelman
                                           ------------------------
                                        Name:  Stanley M. Herkelman
                                        Title: Chief Financial Officer, Senior
                                               Vice President and Secretary

                                  EXHIBIT INDEX



    EXHIBIT                              DESCRIPTION

       4.1 The Indenture, dated as of March 1, 2002 by and among GreatAmerica Leasing Receivables 2002-1, L.L.C. as the Issuer and JPMorgan Chase Bank, as Indenture Trustee.

       4.2 The Transfer and Servicing Agreement, dated as of March 1, 2002 by and among GreatAmerica Leasing Corporation, as Originator and as Servicer, GreatAmerica Leasing Receivables 2002-1, L.L.C., as Issuer, and JPMorgan Chase Bank as Indenture Trustee.